STATE  OF  ALASKA

            THE  REGULATORY  COMMISSION  OF  ALASKA

BEFORE  COMMISSIONERS:             G.  NANETTE  THOMPSON,  CHAIR
                        BERNIE  SMITH
                        PATRICIA  M.  DEMARCO
                        WILL  ABBOTT
                        JAMES  S.  STRANDBERG


IN  THE  MATTER  OF  THE  APPLICATION  FOR  )
TRANSFER  OF  THE  CERTIFICATE  OF  PUBLIC  )       U-99-93
CONVENIENCE  AND  NECESSITY  NO.  4  TO     )
OPERATE  AS  A  NATURAL  GAS  DISTRIBUTION  )      ORDER  NO.  1
PUBLIC  UTILITY  FROM  OCEAN  ENERGY,       )
INC.,  TO  SEMCO  ENERGY,  INC.             )
--------------------------------------------
IN  THE  MATTER  OF  THE  APPLICATION  FOR  )       U-99-94
APPROVAL  OF  THE  TRANSFER  OF  CONTROL    )
OF  ALASKA  PIPELINE  COMPANY,  HOLDER  OF  )      ORDER  NO.  1
CERTIFICATE  OF  PUBLIC  CONVENIENCE  AND   )
NECESSITY  NO.  141  TO  OPERATE  AS  A     )
NATURAL  GAS  PIPELINE,  FROM  OCEAN        )
ENERGY,  INC.,  TO  SEMCO  ENERGY,  INC.    )
--------------------------------------------

          ORDER  APPROVING  APPLICATIONS,  SUBJECT  TO
            CONDITIONS;  AND  REQUIRING  FILINGS


BY  THE  COMMISSION:

ON  JULY  30,  1999,  OCEAN  ENERGY,  INC.  (OCEAN),  AND  SEMCO
ENERGY, INC. (SEMCO), FILED JOINT APPLICATIONS FOR APPROVAL OF THE TRANSFER OF CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY (CERTIFICATE) NO. 4, HELD BY ENSTAR NATURAL GAS COMPANY (ENSTAR), AND FOR A TRANSFER OF CONTROLLING INTEREST IN ALASKA PIPELINE COMPANY (APLC), HOLDER OF CERTIFICATE NO. 141 (DOCKETS U-99-93 AND




U-99-93(1)/U-99-94(1)  -  (10/19/99)
PAGE  1  OF  6

U-99-94, RESPECTIVELY). IN EACH CASE THE REQUESTED TRANSFERS WERE FROM OCEAN TO SEMCO.

ENSTAR  IS  CURRENTLY  A  DIVISION  OF  OCEAN.  APLC  IS
CURRENTLY A WHOLLY-OWNED SUBSIDIARY OF OCEAN. CERTIFICATE NO. 4 AUTHORIZES ENSTAR TO OPERATE AS A NATURAL GAS DISTRIBUTION PUBLIC
UTILITY  AND  CERTIFICATE  NO.  141  AUTHORIZES  APLC  TO  OPERATE  A
NATURAL GAS TRANSMISSION PIPELINE SYSTEM. ENSTAR AND APLC ARE SUBJECT TO ECONOMIC REGULATION AND ARE MANAGED AND REGULATED TOGETHER AS A SINGLE UNIT.

OCEAN  AND  SEMCO  REQUESTED  THAT  THE  APPLICATIONS  BE
APPROVED  BY  THE  COMMISSION  IN  A  FINAL  ORDER  ISSUED  NO  LATER  THAN
NOVEMBER 30, 1999, AND THAT THE ORDER ALSO STATE THAT NO OTHER REGULATORY APPROVALS ARE REQUIRED FROM THE COMMISSION.

THE  APPLICATIONS  WERE  NOTICED  TO  THE  PUBLIC  ON  AUGUST  5,
1999, WITH A CLOSING DATE OF SEPTEMBER 7, 1999, FOR SUBMISSION OF COMMENTS IN FAVOR OF, OR IN OPPOSITION TO, THE FILINGS.

ON  SEPTEMBER  7,  1999,  MARATHON  OIL  COMPANY  AND  MARATHON
ALASKA NATURAL GAS COMPANY (COLLECTIVELY MARATHON) FILED COMMENTS EXPRESSING CONCERN THAT SEMCO WAS PAYING CONSIDERABLY MORE THAN
BOOK VALUE FOR THE ASSETS OF ENSTAR/APLC AND WAS CONCERNED ABOUT THE ASSOCIATED IMPACT ON RATES. MARATHON POINTED OUT THAT ENSTAR/APLC ARE LONG OVERDUE FOR A RATE CASE AND EXPRESSED CONCERN REGARDING THE POTENTIAL FOR SUBSIDIZATION OF SEMCO'S OTHER OPERATIONS. MARATHON ALSO RECOMMENDED THAT THE COMMISSION ADDRESS
RISKS  TO  THE  PUBLIC  AND  IMPOSE  THE  SAME  CONDITIONS  ON  ENSTAR/APLC


U-99-93(1)/U-99-94(1)  -  (10/19/99)
PAGE  2  OF  6

AS  IT  DID  IN  DOCKET  NO.  U-84-67.(1)  ON  SEPTEMBER  14,  1999,
ENSTAR/APLC  FILED  ITS  RESPONSE  TO  MARATHON'S  COMMENTS.

ON SEPTEMBER 22, 1999, STAFF SUBMITTED ITS ANALYSIS AND RECOMMENDATION (REPORT) REGARDING THE JOINT APPLICATIONS. STAFF'S REPORT SETS OUT IN DETAIL THE HISTORY OF THE PROCEEDINGS, THE PUBLIC NOTICING OF THE APPLICATIONS, AND STAFF'S FINDINGS AND RECOMMENDATIONS REGARDING DISPOSITION OF THE APPLICATIONS. A COPY OF STAFF'S REPORT IS ATTACHED TO THIS ORDER AS AN APPENDIX.

AMONG  OTHER  THINGS,  STAFF  CONCLUDED  THAT  SEMCO  IS  FIT,
WILLING,  AND  ABLE  TO  ASSUME  CONTROLLING  INTEREST  IN  ENSTAR/APLC,
THAT THE PROPOSED TRANSFERS ARE IN THE PUBLIC INTEREST, AND THAT CONTINGENT UPON CLOSING THE TRANSFERS, THEY SHOULD BE APPROVED, SUBJECT TO CONDITIONS.


                  DISCUSSION

THE  COMMISSION'S  STANDARD  FOR  EVALUATING  APPLICATIONS
OF THIS TYPE IS WHETHER THE PROPOSED TRANSFER IS AFFIRMATIVELY CONSISTENT WITH THE PUBLIC INTEREST UNDER THE CRITERIA FOR
CERTIFICATION SET OUT IN AS 42.05. THE COMMISSION HAS CAREFULLY CONSIDERED THE EVIDENCE PRESENTED IN THIS PROCEEDING, INCLUDING STAFF'S RECOMMENDATION IN LIGHT OF THIS STANDARD, AND CONCLUDES THAT THE APPLICATION SHOULD BE APPROVED. THE COMMISSION FINDS

______________
(1)  THIS  DOCKET  IS  ENTITLED:  IN  THE  MATTER  OF  THE  APPLICATION
BY SEAGULL ENERGY CORPORATION TO ACQUIRE FROM ENSTAR CORPORATION THE GAS DISTRIBUTION DIVISION ENSTAR NATURAL GAS COMPANY, HOLDER
OF  CERTIFICATE  OF  PUBLIC  CONVENIENCE  AND  NECESSITY  NO.  4,  AND  THE
STOCK OF ALASKA PIPELINE COMPANY, HOLDER OF CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY NO. 141.

U-99-93(1)/U-99-94(1)  -  (10/19/99)
PAGE  3  OF  6

THAT BENEFITS WOULD RESULT FROM THE PROPOSED TRANSFER, THAT THE TRANSFER IS CONSISTENT WITH THE PUBLIC INTEREST, AND THAT ANY POTENTIAL RISKS CAN BE MITIGATED BY PLACING CONDITIONS ON THE CERTIFICATE. ACCORDINGLY, THE COMMISSION ACCEPTS STAFF'S RECOMMENDATION TO APPROVE THE APPLICATIONS SUBJECT TO CONDITIONS MORE FULLY DELINEATED IN STAFF'S REPORT AND AS DISCUSSED IN THIS
ORDER. STAFF'S REPORT IS INCORPORATED HEREIN BY REFERENCE AND ADOPTED AS THE COMMISSION'S FINDINGS OF FACT AND CONCLUSIONS OF LAW.

THE  COMMISSION  REMINDS  ENSTAR  AND  APLC  THAT  ALL
COMMITMENTS AND OBLIGATIONS MADE BY THEM OR PLACED ON THEM BY THIS COMMISSION REMAIN IN EFFECT UNDER THE OWNERSHIP CHANGE APPROVED
BY  THIS  ORDER.


                   ORDER

THE  COMMISSION  FURTHER  ORDERS:

1.   THE  JOINT  APPLICATION  FILED  BY  OCEAN  ENERGY,  INC.,
AND  SEMCO  ENERGY,  INC.,  TO  TRANSFER  OWNERSHIP  OF  CERTIFICATE  OF
PUBLIC  CONVENIENCE  AND  NECESSITY  NO.  4  HELD  BY  ENSTAR  NATURAL  GAS
COMPANY  TO  SEMCO  ENERGY,  INC.,  IS  APPROVED,  CONTINGENT  UPON
CLOSING THE TRANSFER AND SUBJECT TO THE CONDITIONS SET OUT IN ORDERING PARAGRAPH NOS. 3 THROUGH 10 OF THIS ORDER.

2.   THE  JOINT  APPLICATION  FILED  BY  OCEAN  ENERGY,  INC.,
AND SEMCO ENERGY, INC., TO TRANSFER CONTROLLING INTEREST IN ALASKA PIPELINE COMPANY TO SEMCO ENERGY, INC., IS APPROVED, CONTINGENT

U-99-93(1)/U-99-94(1)  -  (10/19/99)
PAGE  4  OF  6

UPON  CLOSING  THE  TRANSFER  AND  SUBJECT  TO  CONDITIONS  SET  OUT  IN
ORDERING  PARAGRAPH  NOS.  3  THROUGH  10,  BELOW.


3.   WITHIN  TEN  DAYS  AFTER  CLOSING  THE  TRANSFER,  OCEAN
ENERGY,  INC.,  AND  SEMCO  ENERGY,  INC.,  SHALL  NOTIFY  THE  COMMISSION
OF  THE  FINAL  CLOSING  DATE  OF  THE  PURCHASE  AND  SALE  AGREEMENT
REFERRED  TO  IN  THE  COMMISSION  STAFF  REPORT  ATTACHED  AS  AN  APPENDIX
HERETO.

4.   BY  THIS  ORDER,  ENSTAR  NATURAL  GAS  COMPANY/ALASKA
PIPELINE  COMPANY  ARE  PUT  ON  NOTICE  THAT  NO  ACQUISITION  ADJUSTMENT
WILL  BE  ALLOWED  IN  ASSOCIATION  WITH  THESE  TRANSACTIONS  FOR
PURPOSES OF SETTING RATES IN FUTURE RATE PROCEEDINGS UNLESS THE COMMISSION WERE TO DETERMINE A SHOWING HAS BEEN MADE THAT IT WOULD BE IN THE PUBLIC INTEREST.

5.   BY  4  P.M.,  JULY  1,  2000,  ENSTAR  NATURAL  GAS
COMPANY/ALASKA  PIPELINE  COMPANY  SHALL  FILE  WITH  THE  COMMISSION,
IN A NEW DOCKET, THE DOCUMENTATION REQUIRED BY 3 AAC 48.275(A) AND 3 AAC 48.275(H) USING FINANCIAL DATA FOR THE YEAR 1999.
MEANWHILE, THE CURRENT RATES OF ENSTAR NATURAL GAS COMPANY/ALASKA PIPELINE COMPANY SHALL BE ALLOWED TO REMAIN IN EFFECT ON AN
INTERIM  BASIS.

6.   SEMCO  ENERGY,  INC.,  SHALL  MAINTAIN  THE  ACCOUNT  AND
OPERATING  BOOKS  AND  RECORDS  OF  ENSTAR  NATURAL  GAS  COMPANY  AND
ALASKA  PIPELINE  COMPANY  SEPARATE  FROM  EACH  OTHER  AND  FROM  THE
BOOKS  OF  SEMCO  ENERGY,  INC.,  AND  ITS  AFFILIATES.

U-99-93(1)/U-99-94(1)  -  (10/19/99)
PAGE  5  OF  6

7.   SEMCO  ENERGY,  INC.,  IS  PROHIBITED  FROM  ENCUMBERING
ENSTAR  NATURAL  GAS  COMPANY/ALASKA  PIPELINE  COMPANY  ASSETS  BY  USING
THEM AS COLLATERAL FOR FINANCING NON-UTILITY OR NON-REGULATED UTILITY BUSINESS ACTIVITIES.

8.   SEMCO  ENERGY,  INC.,  IS  PROHIBITED  FROM  SELLING  GAS
CURRENTLY  UNDER  CONTRACT  TO  ENSTAR  NATURAL  GAS  COMPANY/ALASKA
PIPELINE COMPANY TO ANOTHER ENTITY AND SHALL CONTINUE TO BE REQUIRED TO SUBMIT FUTURE GAS SUPPLY CONTRACTS TO THE COMMISSION FOR APPROVAL.

9.   WITHIN  FIFTEEN  DAYS  OF  THE  FINAL  CLOSING  DATE
REPORTED TO THE COMMISSION IN ORDERING PARAGRAPH NO. 3 OF THIS ORDER, SEMCO ENERGY, INC., SHALL ADOPT, IN ACCORDANCE WITH
3 AAC 48.400 AND 3 AAC 48.410, THE EXISTING TARIFF FILED BY ENSTAR NATURAL GAS COMPANY/ALASKA PIPELINE COMPANY.

10.   WITHIN  THIRTY  DAYS  OF  THE  FINAL  CLOSING  DATE
REPORTED TO THE COMMISSION IN ORDERING PARAGRAPH NO. 3 OF THIS ORDER, ENSTAR NATURAL GAS COMPANY/ALASKA PIPELINE COMPANY SHALL FILE A COMPLETE TARIFF REFLECTING THE CHANGE IN OWNERSHIP FROM OCEAN ENERGY, INC., TO SEMCO ENERGY, INC.


DATED  AND  EFFECTIVE  AT  ANCHORAGE,  ALASKA,  THIS  19TH  DAY  OF
OCTOBER,  1999.

             BY  DIRECTION  OF  THE  COMMISSION
         (COMMISSIONERS  G.  NANETTE  THOMPSON,  CHAIR,  AND
            WILL  ABBOTT,  NOT  PARTICIPATING.)

(  S  E  A  L  )

U-99-93(1)/U-99-94(1)  -  (10/19/99)
PAGE  6  OF  6

                 STATE  OF  ALASKA

            THE  REGULATORY  COMMISSION  OF  ALASKA
            1016  WEST  SIXTH  AVENUE,  SUITE  400
               ANCHORAGE,  ALASKA  99501
                M  E  M  O  R  A  N  D  U  M

TO:  COMMISSIONERS                          DATE:  SEPTEMBER  22,  1999
        G.  NANETTE  THOMPSON,  CHAIR
        BERNIE  SMITH
        PATRICIA  M.  DEMARCO
        WILL  ABBOTT
        JAMES  S.  STRANDBERG

FROM:   DONALD  W.  BAXTER,  P.E.
        UTILITY  ENGINEERING  ANALYST  IV

SUBJECT:   DOCKETS  U-99-93/94;  APPLICATIONS  FOR  TRANSFER  OF
           CERTIFICATE  AND  CONTROLLING  INTEREST


                STATEMENT  OF  CASE

BEFORE THE COMMISSION ARE JOINT APPLICATIONS FILED BY OCEAN ENERGY, INC. (OCEAN) AND SEMCO ENERGY, INC. (SEMCO) FOR APPROVAL
OF THE TRANSFER OF THE CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY (CERTIFICATE) FOR ENSTAR NATURAL GAS COMPANY (ENSTAR), AND FOR TRANSFER OF CONTROLLING INTEREST IN ALASKA PIPELINE COMPANY (APLC), FROM OCEAN TO SEMCO (DOCKETS U-99-93 AND U-99-94, RESPECTIVELY).


                 RECOMMENDATION

1. THE COMMISSION STAFF (STAFF) RECOMMENDS THAT SEMCO BE FOUND FIT, WILLING, AND ABLE TO ACQUIRE CONTROLLING INTEREST IN
ENSTAR AND APLC, AND THAT THE PROPOSED TRANSFERS BE FOUND TO BE IN THE PUBLIC INTEREST. CONTINGENT UPON CLOSING THE
TRANSFERS, THE APPLICATIONS SHOULD BE APPROVED SUBJECT TO THE FOLLOWING CONDITIONS:

--   THAT  OCEAN/SEMCO  BE  REQUIRED  TO  NOTIFY  THE  COMMISSION  OF  THE
FINAL CLOSING DATE OF THE PURCHASE AND SALE AGREEMENT (PURCHASE AGREEMENT) WITHIN TEN (10) DAYS THEREAFTER

--   THAT  ENSTAR/APLC  BE  PLACED  ON  NOTICE  THAT  NO  ACQUISITION
ADJUSTMENT  WILL  BE  ALLOWED  IN  ASSOCIATION  WITH  THESE



STAFF  RECOMMENDATION  -  U-99-93/U-99-94       ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                              APPENDIX
PAGE  1  OF  10                                                PAGE  1  OF  10

TRANSACTIONS  FOR  PURPOSES  OF  SETTING  RATES  IN  FUTURE  RATE
PROCEEDINGS UNLESS THE COMMISSION WERE TO DETERMINE A SHOWING HAS BEEN MADE THAT IT WOULD BE IN THE PUBLIC INTEREST

--   THAT  ENSTAR/APLC'S  RATES  BE  ALLOWED  TO  REMAIN  IN  EFFECT  ON  AN
INTERIM  BASIS  AND  THAT  THEY  BE  REQUIRED  TO  MAKE  A  FILING  IN
COMPLIANCE WITH 3 AAC 48.275(A) AND 3 AAC 48.275(H) BY JULY 1, 2000, USING FINANCIAL DATA FOR THE YEAR 1999

--   THAT  SEMCO  BE  REQUIRED  TO  CONTINUE  THE  ESTABLISHED  PRACTICE
OF MAINTAINING THE ACCOUNT AND OPERATING BOOKS AND RECORDS OF ENSTAR AND APLC SEPARATE FROM EACH OTHER AND FROM THE BOOKS
OF  SEMCO  AND  ITS  AFFILIATES

--   THAT  SEMCO  BE  PROHIBITED  FROM  ENCUMBERING  ENSTAR/APLC'S
ASSETS BY USING THEM AS COLLATERAL FOR FINANCING NON-UTILITY OR NON-REGULATED UTILITY BUSINESS ACTIVITIES

--   THAT  SEMCO  BE  PROHIBITED  FROM  SELLING  GAS  CURRENTLY  UNDER
CONTRACT  TO  ENSTAR/APLC  TO  ANOTHER  ENTITY  AND  CONTINUE  TO  BE
REQUIRED  TO  SUBMIT  FUTURE  GAS  SUPPLY  CONTRACTS  TO  THE
COMMISSION  FOR  APPROVAL

2. SEMCO SHOULD BE ALLOWED TO ADOPT ENSTAR/APLC'S EXISTING TARIFF IN ITS ENTIRETY AND BE REQUIRED TO FILE AN ADOPTION NOTICE FOR THE TARIFF AS REQUIRED IN 3 AAC 48.400, AND FOLLOW THE
REQUIREMENTS  OF  THAT  REGULATION.  THE  ADOPTION  NOTICE  SHOULD
BE  FILED  WITHIN  15  DAYS  AFTER  THE  DATE  OF  CLOSING  OF  THE
PURCHASE  AGREEMENT.  STAFF  ALSO  RECOMMENDS  THAT  ENSTAR  BE
REQUIRED  TO  FILE  A  COMPLETE  TARIFF  REFLECTING  THE  CHANGE  IN
OWNERSHIP  OF  ENSTAR  AND  APLC  FROM  OCEAN  TO  SEMCO  NO  LATER  THAN
30  DAYS  AFTER  THE  DATE  THE  PURCHASE  AGREEMENT  IS  CLOSED.


                PROCEDURAL  HISTORY

ON  JULY  30,  1999,  OCEAN  AND  SEMCO  FILED  JOINT  APPLICATIONS
REQUESTING  APPROVAL  OF  THE  TRANSFER  OF  ENSTAR'S  CERTIFICATE  AND
FOR  TRANSFER  OF  CONTROLLING  INTEREST  IN  APLC,  BOTH  FROM  OCEAN  TO
SEMCO. OCEAN AND SEMCO REQUESTED THAT THESE REQUESTS BE APPROVED BY THE COMMISSION IN A FINAL ORDER ISSUED NO LATER THAN NOVEMBER
30, 1999, AND THAT THE ORDER ALSO STATE THAT NO OTHER REGULATORY APPROVALS ARE REQUIRED FROM THE COMMISSION BY OCEAN, ENSTAR/APLC
OR  SEMCO  TO  EFFECTUATE  THESE  TRANSACTIONS.

ON  AUGUST  12,  SEPTEMBER  7,  SEPTEMBER  10,  SEPTEMBER  14,  AND
SEPTEMBER 17, 1999, ADDITIONAL INFORMATION WAS FILED TO SUPPLEMENT THE APPLICATIONS.

THE  APPLICATIONS  WERE  NOTICED  TO  THE  PUBLIC  ON  AUGUST  5,  1999,
WITH  COMMENTS  DUE  BY  SEPTEMBER  7,  1999.  ON  SEPTEMBER  7,  1999,

STAFF  RECOMMENDATION  -  U-99-93/U-99-94       ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                              APPENDIX
PAGE  2  OF  10                                                PAGE  2  OF  10

MARATHON OIL COMPANY AND MARATHON ALASKA NATURAL GAS COMPANY (COLLECTIVELY MARATHON) FILED COMMENTS EXPRESSING CONCERN THAT
SEMCO WAS PAYING CONSIDERABLY MORE THAN BOOK VALUE FOR THE ASSETS OF ENSTAR/APLC AND WAS CONCERNED ABOUT THE ASSOCIATED IMPACT ON
RATES.  MARATHON  POINTED  OUT  THAT  ENSTAR/APLC  ARE  LONG  OVER  DUE
FOR A RATE CASE AND EXPRESSED CONCERN REGARDING THE POTENTIAL FOR SUBSIDIZATION OF SEMCO'S OTHER OPERATIONS. MARATHON ALSO
RECOMMENDED  THAT  THE  COMMISSION  ADDRESS  RISKS  TO  THE  PUBLIC  AND
IMPOSE  THE  SAME  CONDITIONS  ON  ENSTAR/APLC  AS  IT  DID  IN  DOCKET  NO.
U-84-67.(1)  ON  SEPTEMBER  14,  1999,  ENSTAR/APLC  FILED  ITS  RESPONSE
TO  MARATHON'S  COMMENTS.


                   ISSUES

1. SHOULD ENSTAR'S CERTIFICATE AND CONTROLLING INTEREST IN APLC BE TRANSFERRED TO SEMCO?

--   IS  SEMCO  FIT,  WILLING,  AND  ABLE  TO  ASSUME  OWNERSHIP  AND
OPERATION  OF  ENSTAR  AND  APLC?
--   IS  APPROVAL  OF  THE  APPLICATIONS  IN  THE  PUBLIC  INTEREST?

2.   IF  THE  TRANSFERS  ARE  APPROVED,  SHOULD  CONDITIONS  OR
REQUIREMENTS  BE  IMPOSED  UPON  SEMCO,  OCEAN,  AND/OR  ENSTAR/APLC?

3. IF THE TRANSFERS ARE APPROVED, SHOULD ANY ACTION BE TAKEN WITH RESPECT TO THE ENSTAR/APLC TARIFF?


           INFORMATION  REGARDING  ENSTAR  AND  APLC

ENSTAR, HOLDER OF CERTIFICATE NO. 4, IS CURRENTLY A DIVISION OF OCEAN AND APLC, HOLDER OF CERTIFICATE NO. 141, IS A WHOLLY OWNED
SUBSIDIARY OF OCEAN.(2) CERTIFICATE NO. 4 AUTHORIZES ENSTAR TO OPERATE AS A NATURAL GAS DISTRIBUTION PUBLIC UTILITY AND CERTIFICATE NO. 141 AUTHORIZES APLC TO OPERATE A NATURAL GAS

________________
(1)THIS DOCKET IS ENTITLED IN THE MATTER OF THE APPLICATION BY SEAGULL ENERGY CORPORATION TO ACQUIRE FROM ENSTAR CORPORATION THE GAS DISTRIBUTION DIVISION
ENSTAR NATURAL GAS COMPANY, HOLDER OF CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY NO. 4, AND THE STOCK OF ALASKA PIPELINE COMPANY, HOLDER OF CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY NO. 141.

(2)OCEAN WAS PREVIOUSLY NAMED SEAGULL ENERGY CORPORATION (SEAGULL). SEAGULL RECENTLY ACQUIRED OCEAN'S PREDECESSOR THROUGH MERGER, AND THE SURVIVING CORPORATION RETAINED THE NAME OCEAN. THE MERGER AND NAME CHANGE WERE APPROVED BY ORDER U-98-184(1) DATED MARCH 3, 1999. THE APPLICANTS INDICATED THE REASON FOR THE MERGER WAS TO ALLOW THE TWO COMPANIES TO BENEFIT FROM CONSOLIDATED OPERATIONS AND ECONOMIES OF SCALE BECAUSE THEY WERE BOTH INVOLVED WITH OIL AND GAS EXPLORATION AND PRODUCTION, AND WERE EXPERIENCING FINANCIAL DIFFICULTIES DUE TO LOW ENERGY PRICES.

STAFF  RECOMMENDATION  -  U-99-93/U-99-94      ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                             APPENDIX
PAGE  3  OF  10                                               PAGE  3  OF  10

TRANSMISSION  PIPELINE  SYSTEM,  BOTH  IN  SOUTHCENTRAL  ALASKA.(3)
ENSTAR AND APLC ARE SUBJECT TO ECONOMIC REGULATION AND ARE MANAGED AND REGULATED TOGETHER AS A SINGLE UNIT. ACCORDING TO ENSTAR/APLC'S FEDERAL ENERGY REGULATORY COMMISSION FORM NO. 2 FOR THE YEAR ENDING DECEMBER 31, 1998 (FERC REPORT), THEY JOINTLY
HELD TOTAL ASSETS OF $194,646,291, REALIZED TOTAL OPERATING REVENUES OF $93,592,155, AND REALIZED A NET UTILITY OPERATING
INCOME OF $15,925,997. THE APPLICANTS ASSERT THAT ENSTAR'S RATES ARE AMONG THE LOWEST IN THE NATION.


         ANALYSIS  OF  FITNESS,  WILLINGNESS,  AND  ABILITY

IS  SEMCO  FIT,  WILLING,  AND  ABLE  TO  ASSUME  OWNERSHIP  AND  OPERATION
OF  ENSTAR  AND  APLC?

SEMCO  IS  A  MICHIGAN  CORPORATION,  INCORPORATED  IN  1977,  WITH  ITS
PRINCIPAL  OFFICES  IN  PORT  HURON.  IT  IS  PUBLICLY  TRADED  ON  THE
NASDAQ  STOCK  EXCHANGE  AND  IS  WIDELY  HELD.(4)  ACCORDING  TO  THE
APPLICATION  SEMCO  WAS  MOTIVATED  TO  PURCHASE  ENSTAR/APLC  BY  ITS
DESIRE TO EXPAND ITS CORE BUSINESS, THE OWNERSHIP AND OPERATION OF NATURAL GAS DISTRIBUTION UTILITIES.(5)

STAFF BELIEVES THE COMMISSION SHOULD FIND SEMCO MANAGERIALLY AND TECHNICALLY FIT, WILLING, AND ABLE TO ASSUME MANAGEMENT AND
CONTROL  OF  ENSTAR/APLC  FOR  A  VARIETY  OF  REASONS.  SEMCO  OWNS  THE
THIRD LARGEST GAS DISTRIBUTION UTILITY IN MICHIGAN WITH MORE THAN 250,000 CUSTOMERS AND THEREFORE HAS A PROVEN TRACK RECORD FOR
PROVIDING  SERVICE.  THE  APPLICANTS  ASSERT  THAT  SEMCO  HAS
SIGNIFICANT  MANAGEMENT  SKILL  AND  EXPERIENCE.  STAFF  REVIEWED  THE
RESUMES OF KEY SEMCO PERSONNEL AND FOUND THEM TO BE WELL QUALIFIED FOR THEIR RESPECTIVE POSITIONS. THE APPLICANTS STATE
THAT SEMCO HAS CONTINUOUSLY MAINTAINED THE LOWEST DISTRIBUTION CHARGES IN MICHIGAN FOR ITS CUSTOMERS. THEY ASSERT THIS IS A REFLECTION OF SEMCO'S EMPHASIS ON HIGH QUALITY SERVICE AND
PRODUCTIVITY  OF  ITS  EMPLOYEES.  THESE  ASSERTIONS  ARE  BACKED  BY
THE  RESULTS  OF  A  1997  SURVEY  OF  SEMCO'S  CUSTOMERS  THAT  WAS
INCLUDED  WITH  THE  APPLICATION  WHICH  SHOWS  A  HIGH  DEGREE  OF
CUSTOMER  SATISFACTION.  STAFF  CONTACTED  TWO  STAFF  MEMBERS  AND  ONE

_______________
(3)APLC'S PIPELINES CARRY NATURAL GAS FROM THE KENAI PENINSULA AND BELUGA GAS FIELDS TO ENSTAR'S DISTRIBUTION NETWORK IN ANCHORAGE, THE MATANUSKA-SUSITNA VALLEY, AND PORTIONS OF THE KENAI PENINSULA.

(4)SEMCO'S ONLY LARGE STOCKHOLDER, JIMMY C. FOSTER, IS AN INDIVIDUAL WHO ACQUIRED A 5.1 PERCENT INTEREST AS A RESULT OF SEMCO'S ACQUISITION OF OILFIELD MATERIALS CONSULTANTS, INC.

(5)IN ADDITION TO ITS REGULATED UTILITY BUSINESS, SEMCO OWNS A NUMBER OF NON-REGULATED BUSINESSES. THESE INCLUDE SUBSIDIARIES IN SEVEN STATES PROVIDING PIPELINE CONSTRUCTION, QUALITY ASSURANCE AND ENGINEERING SERVICES, AS WELL AS
PROPANE,  PIPELINE  AND  STORAGE  SERVICES.

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SEPTEMBER  22,  1999                                           APPENDIX
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
COMMISSIONER  AT  THE  MICHIGAN  PUBLIC  SERVICE  COMMISSION  (MPSC),
ALL OF WHICH PROVIDED FAVORABLE COMMENTS REGARDING SEMCO. THEY STATED THAT SEMCO'S RATES, MANAGEMENT, CUSTOMER RELATIONS, AND RELATIONS WITH THE MPSC ARE, FOR THE MOST PART, FAVORABLE IN COMPARISON WITH OTHER MICHIGAN GAS UTILITIES, AND THAT SEMCO HAS
BEEN  INNOVATIVE  IN  A  VARIETY  OF  AREAS.

SEMCO  INDICATES  THAT  THE  CLIMATE  OF  ITS  MICHIGAN  UPPER  PENINSULA
SERVICE  AREA  IS  SIMILAR  TO  THAT  OF  SOUTHCENTRAL  ALASKA,  AND  THAT
ITS DISTRIBUTION FACILITIES WERE BUILT ABOUT THE SAME TIME AS ENSTAR'S, IN THE EARLY 1960'S. STAFF THEREFORE BELIEVES THAT THE OPERATION AND MAINTENANCE CHARACTERISTICS OF ENSTAR/APLC'S
FACILITIES  SHOULD  BE  VERY  SIMILAR  TO  THOSE  OF  SEMCO,  AND  THE  TWO
SYSTEMS SHOULD COMPLEMENT EACH OTHER. SEMCO SHOULD BE WELL QUALIFIED TO OPERATE ENSTAR/APLC'S FACILITIES.

WHILE SEMCO BELIEVES THAT THERE MAY BE LONG-TERM OPPORTUNITIES TO ACHIEVE CERTAIN ECONOMIES OF SCALE AND TO EXPAND ENSTAR/APLC'S BUSINESS, IT BELIEVES THEY ARE ALREADY WELL-MANAGED, EFFICIENT OPERATIONS THAT WILL REQUIRE FEW, IF ANY SHORT-TERM CHANGES. THE APPLICANTS ASSERT THAT NO CHANGE IN THE CURRENT MANAGEMENT OR TECHNICAL RESOURCES OF ENSTAR/APLC IS ANTICIPATED. ENSTAR/APLC
WILL DRAW UPON SEMCO FOR CERTAIN MANAGEMENT SERVICES UNDER CONTRACTUAL ARRANGEMENTS SIMILAR TO AN EXISTING AGREEMENT WITH OCEAN. RATES WILL STAY THE SAME AND ENSTAR/APLC WILL CONTINUE TO OPERATE UNDER ENSTAR'S EXISTING TARIFF.

FINANCIAL  FITNESS

INCLUDED  IN  THE  APPLICATION  WAS  SEMCO'S  UNAUDITED  SEC  FORM  10-Q
FOR  THE  QUARTER  ENDING  MARCH  31,  1999.  IT  INDICATES  THAT  SEMCO
HAD TOTAL ASSETS OF $414,759,000, AND TOTAL LIABILITIES OF $270,325,000. ITS CURRENT RATIO WAS 1.40(6) AND ITS DEBT TO EQUITY RATIO WAS 65%/35%. THE FORM 10-Q INDICATE THAT SEMCO HAD
OPERATING REVENUES OF $594,895,000 AND OPERATING EXPENSES OF $566,189,000, RESULTING IN AN OPERATING INCOME OF $28,706,000 FOR
THE PREVIOUS 12-MONTH PERIOD. SEMCO REALIZED A NET INCOME (WHICH ALSO REFLECTS OTHER INCOME, INCOME TAXES, AND AN EXTRAORDINARY CHARGE DUE TO EARLY RETIREMENT OF DEBT) OF $11,871,000. STAFF REVIEWED SEMCO'S UNAUDITED SEC FORM 10-Q FOR THE QUARTER ENDING
JUNE  30,  1999,  AND  SEMCO'S  AUDITED  SEC  FORM  10-K  FOR  THE  YEAR
ENDING DECEMBER 31, 1998.(7) THE FORM 10-Q INDICATES THERE WERE NO SIGNIFICANT CHANGES IN SEMCO'S FINANCIAL STATUS DURING THE SECOND
QUARTER OF 1999. THE FORM 10-K INDICATES THAT SEMCO REALIZED POSITIVE OPERATING CASH FLOWS OF $11.0 MILLION, $9.0 MILLION, AND $24.7 MILLION DURING THE CALENDAR YEARS 1996, 1997, AND 1998,

____________________
(6)THERE  ARE  $1.40  IN  CURRENT  ASSETS FOR EACH $1.00 IN CURRENT LIABILITIES.

(7)THESE  DOCUMENTS  WERE  NOT  INCLUDED  WITH  THE  APPLICATION.

STAFF  RECOMMENDATION  -  U-99-93/U-99-94       ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                              APPENDIX
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
RESPECTIVELY. BASED UPON THE ABOVE, SEMCO APPEARS TO BE IN SATISFACTORY FINANCIAL HEALTH.

FINANCING FOR THE PURCHASE WILL BE ACCOMPLISHED IN TWO PHASES. THE FIRST PHASE WILL CONSIST OF A BRIDGE LOAN USED TO PAY OCEAN AT CLOSING. SEMCO HAS A COMMITMENT FOR THIS LOAN FROM BANK OF AMERICA
IN THE AMOUNT OF $260 MILLION. THE SECOND PHASE WILL BE TO REPLACE THE BRIDGE LOAN WITH LONG-TERM FINANCING, WHICH WILL CONSIST OF 45 TO 55 PERCENT EQUITY CAPITAL WITH THE REMAINDER BEING LONG-TERM
DEBT. SEMCO EXPECTS TO COMPLETE THE LONG-TERM FINANCING WITHIN APPROXIMATELY SIX MONTHS OF CLOSING AND ASSERTS THAT IT HAS EXPERIENCE IN FINANCING SUCH TRANSACTIONS.

BASED UPON THE ABOVE, STAFF BELIEVES THAT THE COMMISSION SHOULD ALSO FIND SEMCO FIT, WILLING, AND ABLE TO ACQUIRE CONTROLLING INTEREST IN ENSTAR AND APLC.


                 PUBLIC  INTEREST

IS  APPROVAL  OF  THE  APPLICATIONS  IN  THE  PUBLIC  INTEREST?

THE  ACQUISITIONS  ARE  IN  THE  PUBLIC  INTEREST  FOR  A  VARIETY  OF
REASONS.  OCEAN  WAS  MOTIVATED  TO  SELL  ENSTAR/APLC  BY  A  DESIRE  TO
CONCENTRATE ON ITS CORE BUSINESS OF OIL AND GAS EXPLORATION AND PRODUCTION AND TO REDUCE ITS DEBT IN AN ENVIRONMENT OF DECLINING
ENERGY  PRICES.  SEMCO  WAS  MOTIVATED  TO  PURCHASE  ENSTAR/APLC  BY
ITS  DESIRE  TO  EXPAND  ITS  CORE  BUSINESS,  WHICH  IS  THE  OWNERSHIP
AND  OPERATION  OF  NATURAL  GAS  DISTRIBUTION  UTILITIES,  AND  BECAUSE
OF  ITS  DESIRE  TO  SEEK  OTHER  RELATED  GROWTH  OPPORTUNITIES  IN
ALASKA.  THEREFORE,  ENSTAR/APLC  WILL  BECOME  A  PART  OF  A  GROWTH-ORIENTED
COMPANY  WITH  ITS  PRIMARY  FOCUS  ON  NATURAL  GAS  DISTRIBUTION.

FOR CONSUMERS IN RURAL AREAS TO RECEIVE AND ENJOY THE BENEFITS OF NATURAL GAS UTILITY SERVICE, EXPANSION OF ENSTAR/APLC'S
TRANSMISSION AND DISTRIBUTION SYSTEM IS REQUIRED. THE APPLICANTS STATED THAT SINCE 1991 SEMCO HAS ACHIEVED AN AVERAGE CUSTOMER
GROWTH  RATE  OF  THREE  PERCENT  WHICH  IS  THE  HIGHEST  IN  MICHIGAN  AND
MORE THAN TWICE THE NATIONAL AVERAGE. THEY STATE THAT SEMCO HAS DEVELOPED A NUMBER OF INNOVATIVE MAIN EXTENSION POLICIES THAT
HAVE  PERMITTED  IT  TO  EXTEND  ITS  SERVICE  TO  AN  INCREASING  NUMBER
OF  CUSTOMERS  IN  RURAL  AREAS  OF  MICHIGAN.

THE AVAILABILITY OF SEMCO'S POOL OF TECHNICAL, MANAGERIAL, FINANCIAL, REGULATORY, AND ADMINISTRATIVE GAS UTILITY RESOURCES
SHOULD MAKE IT BETTER QUALIFIED TO OWN AND OPERATE ENSTAR/APLC THAN THE CURRENT OWNER. RATEPAYERS MAY BE ABLE TO REALIZE
POTENTIAL BENEFITS UNDER SEMCO OWNERSHIP AND MANAGEMENT OF ENSTAR/APLC DUE TO ECONOMIES OF SCALE, CONSOLIDATED MANAGEMENT, ADMINISTRATIVE EFFICIENCIES, TAX SAVINGS, POTENTIAL REDUCTIONS IN

STAFF  RECOMMENDATION  -  U-99-93/U-99-94    ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                           APPENDIX
PAGE  6  OF  10                                             PAGE  6  OF  10

RATES  OF  RETURN  ON  PLANT  IN  SERVICE,  AND  OTHER  FACTORS  BECAUSE
SEMCO  IS  IN  THE  GAS  UTILITY  BUSINESS.

INHERENT  WITH  THE  TRANSFERS  ARE  CERTAIN  RISK  FACTORS  SUCH  AS  THE
COST  OF  IMPLEMENTING  THE  TRANSFERS;  UNCERTAINTIES  IN  INTEGRATING
BUSINESS OPERATIONS AND OF REALIZING EXPECTED SYNERGIES AND COST SAVINGS; RISKS GENERALLY ASSOCIATED WITH ACQUISITIONS AND THE
EXPANSION  OF  SEMCO'S  EXISTING  OPERATIONS;  AND  OTHER  RISKS
INHERENT TO THE ENERGY INDUSTRY.(8) STAFF BELIEVES THESE RISKS ARE ACCEPTABLE IF MITIGATED. WITH RESPECT TO THESE RISKS, THE
COMMISSION  NOTED  IN  ORDER  U-84-67(4)  DATED  APRIL  2,  1985,(9)
THAT  SEAGULL'S  CORE  BUSINESS  OF  OIL  EXPLORATION  AND  PRODUCTION  ARE,  BY
DEFINITION,  RISKIER  THAN  THE  UTILITY  BUSINESS  WHICH  COULD
INTRODUCE  PRESSURE  ON  THE  LATTER  FOR  RESOURCES  NECESSARY  TO
SUSTAIN OR EXPAND AFFILIATED OPERATIONS. STAFF BELIEVES THAT THE TRANSFERS ARE IN THE PUBLIC INTEREST AND THAT THEY SHOULD BE
APPROVED.

PURCHASE  AGREEMENT

THE  PURCHASE  AGREEMENT  FOR  THE  TRANSFERS  WAS  EXECUTED  ON  JULY  15,
1999,  AND  CLOSING  IS  SCHEDULED  TO  OCCUR  FIVE  DAYS  AFTER  ALL
CONDITIONS TO CLOSING ARE SATISFIED. CLOSING REQUIRES HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976 APPROVAL BY
FEDERAL  ANTITRUST  AUTHORITIES  (WHICH  WAS  OBTAINED  ON  SEPTEMBER  2,
1999)  AND  APPROVAL  OF  THE  COMMISSION.  SEMCO  WILL  PAY  OCEAN  A
CASH  PURCHASE  PRICE  OF  APPROXIMATELY  $290.2  MILLION.  THE
PURCHASE PRICE CONSISTS OF $70 MILLION FOR APLC'S STOCK, $161.5 MILLION FOR ENSTAR, AND THE PRINCIPAL AMOUNT OF APLC'S DEBT TO OCEAN AS OF THE CLOSING DATE WHICH IS NOT TO EXCEED $58.7 MILLION (THE AMOUNT OF THE DEBT AS OF MARCH 31, 1999). THE PURCHASE
PRICE WILL ALSO INCLUDE THE INTEREST ACCRUED ON APLC'S DEBT. THE PURCHASE PRICE WILL BE ADJUSTED TO ACCOUNT FOR THE AMOUNT OF
WORKING  CAPITAL  HELD  BY  ENSTAR/APLC  AT  CLOSING,  IF  NEEDED.

THE  PURCHASE  AGREEMENT  CONTAINS  CUSTOMARY  PROVISIONS  FOR
TRANSACTIONS OF THIS TYPE. STAFF REVIEWED THE SELLER'S AND PURCHASER'S DISCLOSURE SCHEDULES REFERENCED THEREIN AND DID NOT FIND THESE DOCUMENTS TO CONTAIN ANYTHING OF CONCERN. STAFF BELIEVES THAT THE TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT

___________________
(8)IN DOCKET U-84-67 THE NATIONAL FUEL GAS COMPANY IDENTIFIED ADDITIONAL RISKS IN THAT PROCEEDING INCLUDING CONCERNS THAT THE FINANCIAL RESOURCES OF ENSTAR/APLC COULD BE USED TO FUND OTHER PARENT COMPANY VENTURES; ENSTAR/APLC'S ONGOING MAINTENANCE COULD BE DEFERRED TO PROVIDE CASH FOR THE PARENT COMPANY; THE PARENT COMPANY COULD HINDER MANAGEMENT OF ENSTAR/APLC; RATEPAYERS COULD BE MANIPULATED INTO PAYING FOR THE PARENT COMPANY'S ACQUISITION DEBT; AND COMBINING ENSTAR/APLC WITH THE PARENT COULD ENDANGER ENSTAR/APLC'S FINANCIAL HEALTH. THESE RISKS ALSO APPLY TO THE SUBJECT TRANSACTIONS.

(9)6  APUC  619

STAFF  RECOMMENDATION  -  U-99-93/U-99-94    ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                           APPENDIX
PAGE  7  OF  10                                             PAGE  7  OF  10

AND ITS ATTACHMENTS ARE REASONABLE AND RECOMMENDS IT BE FOUND CONSISTENT WITH THE PUBLIC INTEREST.


                  CONDITIONS

IF  THE  TRANSACTIONS  ARE  APPROVED,  SHOULD  CONDITIONS  OR
REQUIREMENTS  BE  IMPOSED  UPON  SEMCO  AND/OR  OCEAN?

CLOSING  OF  PURCHASE  AGREEMENT

IN ORDER TO ENSURE THE COMMISSION IS KEPT APPRISED OF THE STATUS OF THE TRANSACTIONS, STAFF RECOMMENDS THAT OCEAN/SEMCO BE REQUIRED TO NOTIFY THE COMMISSION OF THE FINAL CLOSING DATE OF THE PURCHASE AGREEMENT WITHIN TEN (10) DAYS THEREAFTER. APPROVAL OF THE
APPLICATION  SHOULD  ALSO  BE  CONTINGENT  UPON  CLOSING  THE
TRANSACTIONS.

ACQUISITION  ADJUSTMENTS(10)

STAFF HAS ESTIMATED THE EXCESS OF PURCHASE PRICE OVER NET ASSETS AS APPROXIMATELY $100 MILLION. STAFF BELIEVES AS 42.05.441(B)
REQUIRES THAT THE ORIGINAL COST OF THE ASSETS SHOULD BE USED IN FUTURE RATE CASE ANALYSES RATHER THAN THE COST TO SEMCO BECAUSE THE ORIGINAL COST IS LESS. STAFF RECOMMENDS THAT THE COMMISSION MAKE
IT  A  CONDITION  OF  APPROVAL  OF  THE  TRANSFERS  THAT  NO  ACQUISITION
ADJUSTMENT WILL BE ALLOWED IN FUTURE RATE PROCEEDINGS INVOLVING ENSTAR/APLC UNLESS THE COMMISSION WERE TO APPROVE A SHOWING THAT IT WOULD BE IN THE PUBLIC INTEREST. STAFF RECOMMENDS THE COMMISSION
NOTE THAT IT MAY CONSIDER SEMCO'S METHOD OF FINANCING ANY PURCHASE PRICE IN EXCESS OF NET ASSETS (EQUITY) ACQUIRED, SHOULD A DOUBLE LEVERAGE ADJUSTMENT TO ENSTAR/APLC'S RATE OF RETURN ON EQUITY BE DEEMED APPROPRIATE IN FUTURE RATE CASES.

RATES

AS POINTED OUT IN MARATHON'S COMMENTS, ENSTAR/APLC RATES HAVE NOT BEEN REVIEWED FOR 15 YEARS. MARATHON INDICATED THAT A RATE CASE IS LONG OVER DUE. STAFF AGREES A RATE CASE IS WARRANTED IRRESPECTIVE OF THE IMPACT OF THESE TRANSACTIONS AND BELIEVES
THAT SEMCO SHOULD BE REQUIRED TO ADOPT ENSTAR/APLC'S EXISTING RATES ON AN INTERIM BASIS, AND THAT ENSTAR/APLC BE REQUIRED TO MAKE A FILING IN COMPLIANCE WITH 3 AAC 48.275(A) AND 3 AAC
48.275(H)  BY  JULY  1,  2000,  USING  FINANCIAL  DATA  FOR  THE  YEAR
1999. THE 3 AAC 48.275(H) COST OF SERVICE STUDY IS NEEDED TO REFLECT CHANGES IN THE COMPOSITION OF CUSTOMER CLASSES THAT MAY
HAVE OCCURRED OVER THE YEARS. SINCE THE APPLICANTS ASSERT THAT MINIMAL CHANGES ARE ANTICIPATED TO ENSTAR/APLC'S OPERATIONS UNDER

____________________
(10)IN  ITS  RESPONSE  TO  MARATHON'S  COMMENTS  FILED  ON  SEPTEMBER  14, 1999,
ENSTAR/APLC  STATED  THAT  SEMCO  IS  NOT  REQUESTING AN ACQUISITION ADJUSTMENT.

STAFF  RECOMMENDATION  -  U-99-93/U-99-94    ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                           APPENDIX
PAGE  8  OF  10                                             PAGE  8  OF  10

SEMCO MANAGEMENT, USING 1999 DATA SHOULD RESULT IN A TEST PERIOD REASONABLY REPRESENTATIVE OF EXPECTED ONGOING OPERATIONS AND WILL PROVIDE A GOOD BENCHMARK FOR MEASURING ACTUAL ADJUSTMENTS UNDER SEMCO OWNERSHIP AS THEY OCCUR IN THE FUTURE.


CONDITIONS  REQUIRED  IN  ORDER  U-84-67(4)  (11)

WHEN THE COMMISSION APPROVED THE TRANSFER OF ENSTAR/APLC FROM ITS PREVIOUS OWNER, ENSTAR CORPORATION, TO SEAGULL IN THE ABOVE
REFERENCED  ORDER,  APPROVAL  WAS  SUBJECT  TO  SEVERAL  CONDITIONS.
BASED UPON ITS REVIEW OF THOSE CONDITIONS STAFF BELIEVES THAT THE FOLLOWING CONDITIONS SHOULD BE CARRIED THROUGH TO THESE
TRANSACTIONS:

--   SEMCO  SHOULD  BE  REQUIRED  TO  CONTINUE  THE  ESTABLISHED  PRACTICE
OF MAINTAINING THE ACCOUNT AND OPERATING BOOKS AND RECORDS OF ENSTAR AND APLC SEPARATE FROM EACH OTHER AND FROM THE BOOKS OF SEMCO AND ITS AFFILIATES. THIS WILL PROVIDE THE ONGOING DATA
BASE  NECESSARY  FOR  MONITORING  ALL  FACETS  OF  ENSTAR/APLC  AND
FOR  INVESTIGATING  ANY  MATTERS  WHICH  COME  TO  THE  COMMISSION'S
ATTENTION.

--   SEMCO  SHOULD  BE  PROHIBITED  FROM  ENCUMBERING  ENSTAR/APLC'S
ASSETS  BY  USING  THEM  AS  COLLATERAL  FOR  FINANCING  NON-UTILITY
OR  NON-REGULATED  UTILITY  BUSINESS  ACTIVITIES.  THIS  WILL
ASSURE THAT NO INDIRECT WEAKENING OF ENSTAR/APLC'S FINANCIAL CONDITION OCCURS AND WILL MINIMIZE THE POTENTIAL FOR
FORECLOSURE  ON  ITS  ASSETS.

--   SEMCO  SHOULD  BE  PROHIBITED  FROM  SELLING  GAS  CURRENTLY  UNDER
CONTRACT  TO  ENSTAR/APLC  TO  ANOTHER  ENTITY  AND  CONTINUE  TO  BE
REQUIRED  TO  SUBMIT  FUTURE  GAS  SUPPLY  CONTRACTS  TO  THE
COMMISSION  FOR  APPROVAL.


                   TARIFF

SHOULD ANY ACTION BE TAKEN WITH RESPECT TO THE ENSTAR/APLC TARIFF IF THE PROPOSED TRANSFERS ARE APPROVED?

SEMCO HAS INDICATED THAT ENSTAR'S CURRENT TARIFF, INCLUDING RATES, WILL NOT CHANGE AS A RESULT OF THE TRANSFERS.(12) STAFF RECOMMENDS THAT ENSTAR/APLC BE REQUIRED TO FILE TARIFF ADOPTION

__________________
(11)6  APUC  612

(12)APLC DOES NOT MAINTAIN A TARIFF AT THE COMMISSION BECAUSE BOTH APLC AND ENSTAR ARE REGULATED AS A SINGLE ENTITY. APLC'S RATES HAVE BEEN INCORPORATED INTO ENSTAR'S TARIFF.

STAFF  RECOMMENDATION  -  U-99-93/U-99-94    ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                           APPENDIX
PAGE  9  OF  10                                             PAGE  9  OF  10

NOTICE  REFLECTING  THE  CHANGE  IN  OWNERSHIP  OF  ENSTAR/APLC  FROM
OCEAN TO SEMCO IN ACCORDANCE WITH 3 AAC 48.400. THE ADOPTION NOTICE SHOULD BE FILED NO LATER THAN 15 DAYS AFTER THE PURCHASE AGREEMENT IS CLOSED. STAFF ALSO RECOMMENDS THAT ENSTAR/APLC BE REQUIRED TO FILE A COMPLETE TARIFF REFLECTING THE CHANGE IN OWNERSHIP OF ENSTAR AND APLC FROM OCEAN TO SEMCO. ENSTAR/APLC
HAS INFORMED STAFF THAT THE NEW TARIFF IS NOW FULLY COMPUTERIZED, AND STAFF THEREFORE RECOMMENDS THAT IT BE FILED NO LATER THAN 30 DAYS AFTER THE DATE THE PURCHASE AGREEMENT IS CLOSED.


                  CONCLUSION

STAFF  BELIEVES  THAT  SEMCO  IS  FIT,  WILLING,  AND  ABLE  TO  ASSUME
CONTROLLING  INTEREST  IN  ENSTAR  AND  APLC,  THAT  THE  PROPOSED
TRANSFERS ARE IN THE PUBLIC INTEREST, AND THAT THE APPLICATIONS SHOULD BE APPROVED SUBJECT TO THE CONDITIONS DISCUSSED ABOVE.
SEMCO SHOULD BE ALLOWED TO ADOPT ENSTAR/APLC'S EXISTING TARIFF IN ITS ENTIRETY AND BE REQUIRED TO FILE AN ADOPTION NOTICE FOR THE
TARIFF  AS  REQUIRED  IN  3  AAC  48.400,  AND  FOLLOW  THE  REQUIREMENTS
OF  THAT  REGULATION.  THE  ADOPTION  NOTICE  SHOULD  BE  FILED  WITHIN
15  DAYS  AFTER  THE  DATE  OF  CLOSING  OF  THE  PURCHASE  AGREEMENT.
STAFF ALSO RECOMMENDS THAT ENSTAR BE REQUIRED TO FILE A COMPLETE TARIFF REFLECTING THE CHANGE IN OWNERSHIP OF ENSTAR AND APLC FROM OCEAN TO SEMCO NO LATER THAN 30 DAYS AFTER THE DATE THE PURCHASE AGREEMENT IS CLOSED.





STAFF  RECOMMENDATION  -  U-99-93/U-99-94    ORDER  U-99-93(1)/U-99-94(1)
SEPTEMBER  22,  1999                                           APPENDIX
PAGE  10  OF  10                                           PAGE  10  OF  10